HIGHLAND/iBOXX SENIOR LOAN ETF

Supplement dated June 11, 2019 to the Summary Prospectus, Prospectus, and

Statement of Additional Information (“SAI”) for Highland/iBoxx Senior Loan ETF (the “Fund”),

each dated October 31, 2018, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and SAI and should be read in conjunction with the Summary Prospectus, Prospectus, and SAI.

1.

Effective June 21, 2019, Taylor Ridgely will no longer serve as a portfolio manager for the Fund. Accordingly, effective June 21, 2019, all references to Mr. Ridgely contained in the Fund’s Summary Prospectus, Prospectus, and SAI are deleted.

2.	Effective immediately, the language under the heading “Expedited Settlement Agreements” in the SAI is hereby deleted and replaced with the following:

The Fund has entered into Expedited Settlement Agreements with two major dealers in the floating rate loan market, pursuant to which the Fund has the right to designate certain loans it sells to the dealer to settle on or prior to three days from the trade date in exchange for a quarterly fee (the “Agreements”).

These Agreements are designed to reduce settlement times from the standard seven days to three days for eligible loans. While the Agreements are intended to provide the Fund with additional liquidity with respect to such loans, and may not represent the exclusive method of expedited settlement of such loans, no assurance can be given that the Agreements or other methods for expediting settlements will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE FUND’S SUMMARY PROSPECTUS, PROSPECTUS AND SAI FOR FUTURE REFERENCE.

SNLN-PRO-SUPP2-0619